Supplement dated December 7, 2007

to the

Panorama variable annuity prospectus

dated May 1, 2007

We are supplementing the prospectus to reflect the following:

1.	Fund Name Change: The MML OTC 100 Fund is now called the MML NASDAQ-100® Fund.

This supplement revises the following prospectus sections to reflect the fund name change:

•	On page 1, we reflect the new fund name in the fund name listing;

•	In the Table of Fees and Expenses, we reflect the new fund name in the Investment Management Fees and Other Expenses Table and table footnotes;

•	In the Investment Choices – The Funds section, we reflect the new fund name in the table.

2.	Sub-Account Name Change: The separate account sub-account MML OTC 100 is now called MML NASDAQ-100®.

•	In the Appendix titled “Condensed Financial Information,” we reflect the new sub-account name as a footnote to the tables.